UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 21, 2004, New Century Financial Corporation (“NCFC”) entered into a Guaranty of New Century Financial Corporation (the “NCFC Guaranty”) in favor of Citibank, N.A. The purpose of the NCFC Guaranty was to replace the guaranty entered into by New Century TRS Holdings, Inc., a wholly-owned subsidiary of NCFC (“NCTRS”), dated September 5, 2003, in favor of Citibank, N.A., for the purpose of guarantying the obligations of NC Capital Corporation, an indirect wholly-owned subsidiary of NCTRS (“NCCC”), under the Master Agreement dated as of September 5, 2003, between NCCC and Citibank, N.A. Citibank, N.A. requested that NCFC enter into the NCFC Guaranty because NCFC became the ultimate parent company of NCCC effective October 1, 2004. The NCFC Guaranty is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Guaranty of New Century Financial Corporation, dated as of October 21, 2004, by New Century Financial Corporation in favor of Citibank, N.A.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

October 26, 2004	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Guaranty of New Century Financial Corporation, dated as of October 21, 2004, by New Century Financial Corporation in favor of Citibank, N.A.